Exhibit 99.1

InnovAge Announces Release of CMS Sanction in Sacramento Center

DENVER, CO., November 22, 2022 (GLOBE NEWSWIRE) -- InnovAge Holding Corp. (the “Company” or “InnovAge”) (Nasdaq: INNV), a market leading healthcare delivery platform for high-cost, dual-eligible seniors, announced today that the Centers for Medicare & Medicaid Services (CMS) has determined that effective immediately the sanction is released from InnovAge in Sacramento, California and it will return to normal enrollment status for Medicare-eligible participants. The California Department of Health Care Services (DHCS) continues to conduct its validation audit and has not lifted the state sanction. The DHCS audit outcome determines InnovAge’s ability to enroll Medicaid recipients, which is required to enroll seniors with both Medicare and Medicaid.

“Today’s announcement is a step in the right direction, and we are proud of our team for the work they have done to address the audit findings and strengthen our end-to-end operations,” said InnovAge President and Chief Executive Officer Patrick Blair. “We recognize there is still work to do, and we look forward to working with both CMS and our state partners to ensure we are providing the highest quality care and access to all Sacramento-area eligible seniors.”

About InnovAge

InnovAge is a market leader in managing the care of high-cost, dual-eligible seniors. Our mission is to enable seniors to age independently in their own homes for as long as possible. Our patient-centered care model is designed to improve the quality of care our participants receive, while reducing over-utilization of high-cost care settings. InnovAge believes its healthcare model is one in which all constituencies — participants, their families, providers and government payors — “win.” As of September 30, 2022, InnovAge served approximately 6,540 participants across 18 centers in five states. https://www.innovage.com/.

Investor Contact:

Ryan Kubota

rkubota@myinnovage.com

Media Contact:

Sarah Rasmussen, APR

srasmussen@myinnovage.com

Forward-Looking Statements - Safe Harbor

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and other words and terms of similar meaning that they do not relate strictly to historical or current facts. Examples of forward-looking statements include, statements regarding our expectations with respect to the Company’s ability to enroll participants and the Company’s prospects following release of sanctions by CMS in the State of California; developments regarding the Company’s current audits, including actions taken by the Department of Health Care Services (“DHCS”) of the State of California; relationships and discussions with regulatory agencies; and our expectations with respect to correcting deficiencies raised in audits and other processes. Forward-looking statements are based only on currently available information and our current beliefs, expectations and assumptions. You should not place undue reliance on our forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include: (i) the risk that the DHCS will not release the Company’s Sacramento center from enrollment sanctions for Medicaid participants in the near term or at all; (ii) the results of periodic inspections, reviews, audits, investigations under the federal and state government programs, including sanctions currently in place on our centers in Colorado; (iii) our ability to sufficiently cure any deficiencies identified by the respective federal and state government programs, in the states of Colorado and New Mexico; (iv) our inability to enroll or attract new participants and grow our revenue, once and if sanctions are lifted in our centers in Colorado and in our Sacramento center in California and actions from other states; and (v) the concentration of our presence in Colorado. For a detailed discussion of the risks and uncertainties that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, our most recent Annual Report on Form 10-K and any subsequent Quarterly Report on Form 10-Q, in each case, as filed with the SEC.

Any forward-looking statement made by the Company is based on information currently available to us. Except as required by law, we undertake no obligation to publicly update any forward-looking statement, whether written or oral, whether as a result of new information, future developments or otherwise.